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                                                                      EXHIBIT 23



               Consent of Ernst & Young LLP, Independent Auditors


  We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-27141) of IKON Capital, Inc. and in the related Prospectus of our report dated October 15, 1997, with respect to the financial statements of IKON Capital, Inc. included in this Annual Report (Form 10-K) for the year ended September 30, 1997.



                                        /s/   Ernst & Young LLP
                                        ------------------------


Philadelphia, Pennsylvania
December 24, 1997